UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earlier Event Reported): April 30, 2003

Commission File No. 000-22688

MACROMEDIA, INC.

(A Delaware Corporation)

I.R.S. Employer Identification No. 94-3155026

600 Townsend Street

San Francisco, California 94103

(415) 252-2000

Item 7:    Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

99.1*	Registrant’s press release, issued April 30, 2003.

99.2*	Transcript from the Registrant’s conference call held on April 30, 2003.

*	Exhibits 99.1 and 99.2 are being furnished to the Securities and Exchange Commission (“SEC”) pursuant to Item 12 and shall not be deemed filed with the SEC, nor shall they be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item	9: Regulation FD Disclosure (Information Furnished Under Item 12—Results of Operations and Financial Condition)

The following information, including the text of the press release and the transcript from the conference call regarding the matters set forth therein, in each case, attached as an Exhibit to this Form 8-K, is being furnished pursuant to Item 12, “Results of Operations and Financial Condition,” and Item 9 pursuant to the guidance issued by the SEC in Release Nos. 33-8216 and 34-47583. This Form 8-K and the attached exhibits are furnished to, but not filed with, the SEC.

On April 30, 2003, Macromedia, Inc. (the “Company”) issued a press release (the “Press Release”) announcing the Company’s results for the three months and fiscal year ended March 31, 2003. A copy of the Press Release is attached as Exhibit 99.1 to this Form 8-K.

Following the issuance of the Press Release, the Company held a conference call (“Conference Call”) on April 30, 2003, to discuss The Company’s results set forth in the Press Release. A copy of the transcript from the Conference Call (“Transcript”) is attached as Exhibit 99.2 to this Form 8-K.

Non-GAAP Financial Measures

As used herein, “GAAP” refers to accounting principles generally accepted in the United States.

In addition to the GAAP financial measures disclosed in the Press Release and the Conference Call, the Company included certain non-GAAP financial measures in the Press Release and the Conference Call within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous earnings releases and the Company’s management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters. The Company’s management also believes these non-GAAP financial measures to be a useful measure of its corporate performance by allowing it to isolate its financial results to certain core functions of its operations.

In compliance with Regulation G, for any non-GAAP financial measures disclosed in the Press Release or the Conference Call, corresponding GAAP financial measures and reconciliations have been provided on the Company’s website, in the Press Release and in the Transcript.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MACROMEDIA, INC.

Date: May 2, 2003	By:	/s/ ELIZABETH A. NELSON
Elizabeth A. Nelson Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Registrant’s press release, issued April 30, 2003.

99.2*	Transcript from the Registrant’s conference call held on April 30, 2003.

*	Exhibit 99.1 and 99.2 are being furnished to the Securities and Exchange Commission (“SEC”) pursuant to Item 12 and shall not be deemed filed with the SEC, nor shall they be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.